UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 21, 2005

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 21, 2005, the Board of Trustees of Equity Residential (the “Company”) approved an increase in the base annual fee paid to its trustees (other than its Chairman and employee trustees) from $95,000 to $125,000, effective January 1, 2006. The Board of Trustees also approved the increases in the committee and lead trustee fees set forth in the table below also effective January 1, 2006. There was no change to the previously disclosed compensation paid to Mr. Samuel Zell for his service as Chairman of the Board of Trustees.  The Company’s two employee Trustees receive no fees for their service as Trustees. The last increase in Trustee compensation occurred as of January 1, 2003. The Compensation Committee of the Board of Trustees recommended these increases to bring total Trustee compensation to a level near the 50th percentile of the competitive market based on the results of an independent published report on director compensation.

The following table shows the annual compensation payable to the Trustees (other than the Chairman and employee trustees) before and after these increases:

	After Increase	Before Increase
Base Annual Fee
Portion Payable in Cash	$50,000	$45,000
Portion Payable in Options and Restricted Shares	75,000	50,000
Total Base Annual Fee:	125,000	95,000

Audit Committee Fees
Chair (in addition to fee as a committee member)	$17,500	$11,000
Member	6,000	4,000

All Other Committee Fees
Chair (in addition to fee as a committee member)	$10,500	$6,000
Member	4,000	4,000

Lead Trustee Fee
Fee (in addition to Base Annual Fee)	$20,000	$10,000

The non-cash portion of the base annual fee is a long-term incentive grant of options and restricted shares of the Company issued pursuant to the 2002 Share Incentive Plan.  This grant will be allocated between options and restricted shares in the same ratio and utilizing the same valuation criteria as approved by the Board of Trustees for the annual long-term incentive grants to the Company’s executive officers.   In past years, the long-term incentive grants have typically been allocated 25% to options and 75% to restricted shares.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits:

The exhibits are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: September 27, 2005	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President, General Counsel and Secretary

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: September 27, 2005	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Attached as exhibits to this form are the documents listed below:

Exhibit No.	Description

10.1	Summary of Changes to Trustee Compensation